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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                          STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

                              ----------------

                            THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)

One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)

                              ----------------

                             HEXCEL CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                                94-1109521
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)

Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut                                   06901
(Address of principal executive offices)                (Zip code)

                              ----------------

                 9-3/4% Senior Subordinated Notes due 2009
                     (Title of the indenture securities)

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1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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       Name                                  Address
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Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y.  10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429

New York Clearing House Association          New York, New York   10005

   (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
   AFFILIATION.

   None.

16. List of Exhibits.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
    RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND
    17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -2-
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                                   SIGNATURE


        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of February, 1999.

                                    THE BANK OF NEW YORK


                                    By: /s/ VAN K. BROWN
                                       ---------------------------------------
                                       Name:  VAN K. BROWN
                                       Title: ASSISTANT VICE PRESIDENT


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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286
                      And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                            Dollar Amounts
                                                                   in Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                   $7,301,241
Interest-bearing balances                                             1,385,944
Securities:
Held-to-maturity securities                                           1,000,737
Available-for-sale securities                                         4,240,655
Federal funds sold and Securities purchased under agreements
  to resell                                                             971,453
Loans and lease financing receivables:
Loans and leases, net of unearned
income..............................................  38,788,269
LESS: Allowance for loan and lease losses...........     632,875
LESS: Allocated transfer risk reserve...............           0
Loans and leases, net of unearned income, allowance, and reserve     38,155,394
Assets held in trading accounts                                       1,307,562
Premises and fixed assets (including capitalized leases)                670,445
Other real estate owned                                                  13,598
Investments in unconsolidated subsidiaries and associated companies     215,024
Customers' liability to this bank on acceptances outstanding            974,237
Intangible assets                                                     1,102,625
Other assets                                                          1,944,777
Total assets                                                        $59,283,692

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LIABILITIES
Deposits:
In domestic offices                                                $26,930,258
Noninterest-bearing                   11,579,390
Interest-bearing                      15,350,868
In foreign offices, Edge and
  Agreement subsidiaries, and IBFs    16,117,854
Noninterest-bearing                      187,464
Interest-bearing                      15,930,390
Federal funds purchased and Securities sold under agreements
  to repurchase                                                     2,170,238
Demand notes issued to the U.S.Treasury                               300,000
Trading liabilities                                                 1,310,867
Other borrowed money:
With remaining maturity of one year or less                         2,549,479
With remaining maturity of more than one year through three years           0
With remaining maturity of more than three years                       46,654
Bank's liability on acceptances executed and outstanding              983,398
Subordinated notes and debentures                                   1,314,000
Other liabilities                                                   2,295,520
Total liabilities                                                  54,018,268

EQUITY CAPITAL
Common stock                                                        1,135,284
Surplus                                                               731,319
Undivided profits and capital reserves                              3,385,227
Net unrealized holding gains (losses) on
  available-for-sale securities                                        51,233
Cumulative foreign currency translation adjustments                   (37,639)
Total equity capital                                                5,265,424
Total liabilities and equity capital                              $59,283,692

I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                Robert E. Keilman


        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

J. Carter Bacot   )
Thomas A. Renyi   )  Directors
Alan R. Griffith  )